UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2018

DTS8 COFFEE COMPANY, LTD.
(Exact name of registrant as specified in its charter)

Nevada	000-54493	80-0385523
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification ID No.)

Suite 300 – 1055 West Hastings Street

Vancouver, British Columbia, Canada V6E 2E9

(Address of principal executive offices)(Zip Code)

(604) 609-6163

(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below).

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.01	Changes in Registrant’s Certifying Accountant

On December 3, 2018, DTS8 Coffee Company Ltd. (the “Company”) appointed Buckley Dodds LLP (“Buckley Dodds”) as the Company’s new independent registered public accountant, replacing MaloneBailey, LLP (“MaloneBailey”). The Company dismissed MaloneBailey as its independent registered public accountant on the same day.

The reports of MaloneBailey regarding the Company’s financial statements for the fiscal years ended April 30, 2016 and 2015 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except to indicate that there was substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended April 30, 2016 and 2015, and through December 3, 2018, the Company had no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with MaloneBailey on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of MaloneBailey, would have caused MaloneBailey to make reference thereto in connection with its report.

During the fiscal years ended April 30, 2016 and 2015, and through December 3, 2018, the Company did not experience any reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), except that the former sole director of the Company discussed with MaloneBailey the existence of material weaknesses in the Company’s internal control over financial reporting, as more fully described in the Company’s annual report on Form 10-K for the fiscal year ended April 30, 2016, filed on November 25, 2016 with the Securities and Exchange Commission (the “SEC”).

The Company requested MaloneBailey to furnish it with a letter addressed to the SEC stating whether or not MaloneBailey agrees with the above statements and, if it does not agree, the respects in which it does not agree. To date, MaloneBailey has refused to provide such a letter; however, upon receipt of the same the Company will file an amendment to this current report on Form 8-K to include the letter as an exhibit.

During the Company’s fiscal years ended April 30, 2016 and 2015, and through December 3, 2018, neither the Company nor anyone on the Company’s behalf consulted with Buckley Dodds regarding any of the following:

(i)	either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Buckley Dodds concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or

(ii)	any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2018

DTS8 Coffee Company, Ltd.
(Registrant)

/s/ Richard Malcolm Smith

Richard Malcolm Smith
Chief Executive Officer